UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 13, 2003


                             AEGIS ASSESSMENTS, INC.
                           -------------------------
        (Exact name of small business issuer as specified in its charter)

Commission file number

Delaware                                                 72-1525702
--------                                                 ----------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


             4100 Newport Place, Suite 660, Newport Beach, CA 92660
            -------------------------------------------------------
                    (Address of principal executive offices)

                                  877.718.7599
                           --------------------------
                           (Issuer's telephone number)

ITEM  5.     Other Events and Regulation FD Disclosure

Reference is made to the Registrant's press release dated October 13, 2003, which is attached hereto as Exhibit 99.1; and the press release dated October 21, 2003, which is attached hereto as Exhibit 99.2.

Index to Exhibits
-----------------

99.1     Press release dated October 13, 2003

99.2     Press release dated October 21, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2003

Aegis Assessments, Inc.

/s/ Richard Reincke
-------------------
Richard Reincke
Secretary and Chief Operating Officer